                                                                   EXHIBIT 99.2




                    INTERNET MIDDLEWARE CORPORATION


                    FINANCIAL STATEMENTS FOR THE PERIOD FROM
                    MAY 6, 1996 (INCEPTION) TO DECEMBER 31, 1996
                    AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Internet Middleware Corporation:

We have audited the accompanying balance sheet of Internet Middleware Corporation as of December 31, 1996 and the related statements of operations, shareholders' deficiency and cash flows for the period from May 6, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Internet Middleware Corporation at December 31, 1996, and the results of its operations and its cash flows for the above-stated period then ended, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

San Jose, California
April 7, 1997

INTERNET MIDDLEWARE CORPORATION

BALANCE SHEET
DECEMBER 31, 1996
--------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
  Accounts receivable                                        $  35,390
  Other current assets                                           2,473
                                                             ---------
           Total current assets                                 37,863
PROPERTY AND EQUIPMENT, Net                                     50,282
                                                             ---------
TOTAL                                                        $  88,145
                                                             =========

LIABILITIES AND SHAREHOLDERS' DEFICIENCY

CURRENT LIABILITIES:
  Cash overdraft                                             $   4,606
  Accounts payable                                             114,572
  Accrued payroll and related expenses                         107,974
  Other accrued expenses                                        83,786
  Notes payable to shareholders                                155,000
                                                             ---------
           Total current liabilities                           465,938
                                                             ---------

SHAREHOLDERS' DEFICIENCY:
  Common stock, no par value; 25,000,000 shares authorized;
    4,992,500 outstanding                                        1,000
  Accumulated deficit                                         (378,793)
                                                             ---------
           Total shareholders' deficiency                     (377,793)
                                                             ---------
TOTAL                                                        $  88,145
                                                             =========



See notes to financial statements.

INTERNET MIDDLEWARE CORPORATION

STATEMENT OF OPERATIONS
PERIOD FROM MAY 6, 1996 (INCEPTION) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------
NET LICENSE REVENUES                                                   $ 211,481
                                                                       ---------
COSTS AND EXPENSES:
  Cost of license revenues                                                10,924
  Research and development                                               314,721
  General and administrative                                             230,212
  Sales and marketing                                                     31,579
                                                                       ---------

           Total costs and expenses                                      587,436
                                                                       ---------

OPERATING LOSS                                                          (375,955)

INTEREST INCOME                                                              362
                                                                       ---------

LOSS BEFORE INCOME TAXES                                                (375,593)

PROVISION FOR INCOME TAXES                                                 3,200
                                                                       ---------

NET LOSS                                                               $(378,793)
                                                                       =========



See notes to financial statements.

INTERNET MIDDLEWARE CORPORATION

STATEMENT OF SHAREHOLDERS' DEFICIENCY
PERIOD FROM MAY 6, 1996 (INCEPTION) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                       Common Stock                            Total
                                 -------------------------- Accumulated     Shareholders'
                                   Shares         Amount       Deficit       Deficiency
BALANCES,  May 6, 1996                  --     $      --     $      --      $      --

Issuance of common stock         4,992,500         1,000            --          1,000

Net loss                                --            --      (378,793)      (378,793)
                                 ---------     ---------     ---------      ---------

BALANCES,  December 31, 1996     4,992,500     $   1,000     $(378,793)     $(377,793)
                                 =========     =========     =========      =========


See notes to financial statements.

INTERNET MIDDLEWARE CORPORATION

STATEMENT OF CASH FLOWS
PERIOD FROM MAY 6, 1996 (INCEPTION) TO DECEMBER 31, 1996
------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                 $(378,793)
  Reconciliation of net loss to net cash used in operating activities:
    Depreciation                                                               8,001
    Changes in operating assets and liabilities:
      Accounts receivable                                                    (35,390)
      Other current assets                                                    (2,473)
      Accounts payable                                                       114,572
      Accrued payroll and related expenses                                   107,974
      Other accrued expenses                                                  67,928
                                                                           ---------
           Net cash used in operating activities                            (118,181)
                                                                           ---------

CASH FLOWS FROM INVESTING ACTIVITIES -
  Purchases of property and equipment                                        (42,425)
                                                                           ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock                                                     1,000
  Issuance of notes payable to shareholders                                  155,000
                                                                           ---------
           Net cash provided by financing activities                         156,000
                                                                           ---------

NET CHANGE IN CASH                                                            (4,606)

CASH, Beginning of period                                                        --
                                                                           ---------

CASH (OVERDRAFT), End of period                                            $  (4,606)
                                                                           ---------


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION -
  Cash paid for income taxes                                               $   2,400
                                                                           =========


SUPPLEMENTAL NONCASH INVESTING ACTIVITIES -
  Exchange of services for fixed assets                                    $  15,858
                                                                           =========






See notes to financial statements.








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








INTERNET MIDDLEWARE CORPORATION


NOTES TO FINANCIAL STATEMENTS
PERIOD FROM MAY 6, 1996 (INCEPTION) TO DECEMBER 31, 1996
--------------------------------------------------------------------------------


1.    ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES

      Organization and Description of Business - Internet Middleware Corporation (the Company) was incorporated as a California corporation on May 6, 1996 under the name Netspeed. During 1996, the Company changed its name to Internet Middleware Corporation. The Company designs, markets and distributes software for Internet applications which increases the effectiveness of connection bandwidths. The Company's product is primarily sold to the Internet service providers and companies which have connections to the Internet or internal intranets, and its business is dependent on the growth of the Internet.

      FINANCIAL STATEMENT ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the estimated useful life of fixed assets and certain accrued liabilities. Actual results could differ from those estimates.

      The Company participates in a dynamic high technology industry and believes that changes in any of the following areas, among others, could have a material adverse affect on the Company's future financial position or results of operations: market demand for products under development by the Company, increased competition, the development of new technologies and the ability to attract and retain employees necessary to support its growth.

      CONCENTRATION OF CREDIT RISK - The Company primarily sells its product to Internet service providers and other companies in the United States, Europe and Asia. The Company generally does not require collateral for sales on credit.

      PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is computed on a straight-line basis over the estimated useful lives of three years.

      SOFTWARE DEVELOPMENT COSTS - The Company capitalizes eligible software development costs, which include software enhancement costs, upon establishment of technological feasibility, which occurs upon the completion of a working model. Costs which were eligible for capitalization during the period were insignificant, and thus the Company has charged all software development costs to research and development expense in the accompanying statement of operations.

      STOCK-BASED COMPENSATION - The Company accounts for stock-based awards to employees using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees."

      REVENUE RECOGNITION - Revenues from software sales through license arrangements are recognized upon shipment of the product and fulfillment of acceptance terms, if any, and when no significant contractual obligations remain outstanding. Maintenance revenue is deferred and recognized ratably over the term of the maintenance agreement, which is typically one year, and was not significant during the period.

      INCOME TAXES - The Company accounts for income taxes under an asset and liability approach for financial accounting and reporting of income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and net operating loss and tax credit carryforwards.







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



2.    PROPERTY  AND  EQUIPMENT

      Property and equipment at December 31, 1996 consists of the following:

Computers and equipment                                                          $ 55,892
Furniture and fixtures                                                              2,391
                                                                                 --------
                                                                                   58,283
Accumulated depreciation                                                           (8,001)
                                                                                 --------
                                                                                 $ 50,282
                                                                                 ========

3.    SHAREHOLDERS' DEFICIENCY

      COMMON STOCK

      The Company issued common stock to employees pursuant to a restricted stock purchase agreement. Under the agreement, one-fourth of the shares shall be released from the Company's repurchase option after one year and one forty-eighth each month thereafter. In the event that the employee is terminated by the Company at any time during the vesting period for any reason, the Company has the option to repurchase, at the original purchase price, any unvested shares as of the date of termination. In the event of a change in control of the Company, 2,681,000 of the unvested shares will be immediately released from the repurchase option; and in the event of a change in control of the Company and constructive termination, an additional 2,305,000 of unvested shares will be immediately released from the repurchase option. As of December 31, 1996, approximately 4,986,000 shares of common stock are subject to this repurchase right.

      STOCK SPLIT

      On June 4, 1996, the Company's common stock was split 500 for 1. All references to shares of common stock in these financial statements have been retroactively adjusted to reflect the stock split.

      STOCK-BASED COMPENSATION

      Under the Company's 1996 Long-Term Incentive Plan (the Plan), the Company may grant up to 10,000,000 shares of common stock and equity incentives to employees and consultants in the form of stock options, stock appreciation rights, restricted stock awards, stock purchase rights and performance share awards.

      Stock options can be granted at prices not less than fair market value at date of grant for incentive stock options and not less than 10% of fair market value for nonstatutory stock options. The incentive stock options and nonstatutory stock options expire 10 years and 11 years from the date of grant, respectively. The vesting period of options granted are determined by the Board and set forth in the individual stock option agreements. The vesting period is generally over a four-year period with 25% vesting one year from the date of grant and monthly vesting thereafter.

      Stock option activity under the plan is summarized as follows:



                                                                      Outstanding Options
                                                                    ----------------------
                                                                                  Weighted
                                                                                  Average
                                                     Shares         Number of     Exercise
                                                    Available         Shares       Price
                                                    ---------       ---------    ---------
Balances, May 6, 1996                                      --               --     $  --


Shares subject to the Plan                         10,000,000

Granted (weighted average fair value of $.03)        (424,290)         424,290     $   0.10
                                                    ---------        ---------


Balances, December 31, 1996                         9,575,710          424,290     $   0.10
                                                    =========        =========


      The 424,290 options outstanding as of December 31, 1996 are exercisable at $0.10 per share and have a weighted average remaining contractual life of
      9.7 years. None of the outstanding options were exercisable at December 31, 1996.

      Additional Stock Plan Information

      As discussed in Note 1, the Company continues to account for its stock-based awards using the intrinsic value method in accordance with Accounting Principles Board No. 25, "Accounting for Stock Issued to Employees," and its related interpretations. Accordingly, no compensation expense has been recognized in the financial statements for employee stock arrangements.

      Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), requires the disclosure of pro forma net income had the Company adopted the fair value method as of the beginning of the period ended December 31, 1996. Under SFAS 123, the fair value of stock-based awards to employees is calculated through the use of option pricing models, even though such models were developed to estimate the fair value of freely tradable, fully transferable options without vesting restrictions, which significantly differ from the Company's stock option awards. These models also require subjective assumptions, including future stock price volatility and expected time to exercise, which greatly affect the calculated values. The Company's calculations were made using the Black-Scholes option pricing method with the following weighted average assumptions: expected life, five years from the date of grant; volatility, 0%; risk-free interest rates, 6%; and no dividends during the expected term. The Company's calculations are based on a single option valuation approach, and forfeitures are recognized as they occur. If the computed fair values of the 1996 awards had been amortized to expense over the vesting period of the awards, pro forma net loss would have been approximately $380,000.

4.    INCOME TAXES

      The Company's 1996 income tax provision consists of the minimum tax payment for California state tax purposes and foreign withholding tax of $2,400.

      Significant components of the Company's deferred tax asset at December 31, 1996 include reserves and accruals not currently deductible, net operating loss carryforwards and tax credit carryforwards. The Company has evaluated the likelihood of realization of such deferred tax assets and has determined that it is more likely than not that future benefits from the deferred tax assets will not be realized. As a result, the Company has provided a full valuation allowance against the deferred tax assets at December 31, 1996 of approximately $174,000.

      The Company has approximately $10,000 as of available tax credits and approximately $180,000 of net operating loss carryforwards for California income tax purposes which are available through 2001. The Company also has approximately $24,000 of available tax credits and approximately $360,000 of net operating loss carryforwards for federal income tax purposes which are available through 2011.

      The Tax Reform Act of 1986 and California Conformity Act of 1987 impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an "ownership change," as defined by the Internal Revenue Code. Any such ownership change could significantly limit the Company's ability to utilize its tax carryforwards.

5.    RELATED PARTY TRANSACTIONS

      At December 31, 1996, the Company has notes payable to shareholders of $155,000. Such notes are payable upon demand and bear no interest.

6.    MAJOR CUSTOMERS

      In 1996, license revenue from three customers accounted for 33%, 15% and 11% of total net license revenues. At December 31, 1996, two customers accounted for 47% and 19% of the accounts receivable balance.

7.    SUBSEQUENT EVENT

      On March 17, 1997, the Company entered into a definitive Agreement and Plan for Merger (the Merger) with Network Appliance, Inc., providing for the transactions which will result in the Company's business and related technologies becoming a subsidiary of Network Appliance, Inc. As a result of the Merger, Network Appliance, Inc. became the owner of 100% of the issued and outstanding common stock and outstanding options to purchase common stock of the Company. Each outstanding share of the Company's common stock was converted into 0.0345267 of a share of Network Appliance's common stock. Each outstanding option to purchase shares of the Company's common stock was assumed by Network Appliance, Inc. and converted into an option to purchase 0.0345267 of a share of Network Appliance's common stock at an exercise price per share equal to the exercise price per share of the option immediately prior to the Merger divided by 0.0345267.


                                    * * * * *






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